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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 4, 2000

                              MID-STATE BANCSHARES
                              --------------------
                 (Name of Small Business Issuer in its Charter)



        CALIFORNIA                    000-23925              77-0442667
-------------------------------     -------------         --------------------
(State or Other Jurisdiction of     (File Number)         (I.R.S. Employer
Incorporation or Organization)                            Identification No.)



   1026 GRAND AVE. ARROYO GRANDE, CA                            93420
-------------------------------------------           ------------------------
 (Address of Principal Executive Offices)                     (Zip Code)



       Registrant's Telephone Number, including area code: (805) 473-7700
                                                          ----------------

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ITEM 5.  OTHER EVENTS

                  On February 4, 2000, Mid-State Bank, a wholly-owned subsidiary of Mid-State Bancshares, today announced the appointment of James
W. Lokey as President and Chief Executive Officer of Mid-State Bank. Current Bank President Carrol Pruett will remain active as Chairman of the Board of Mid-State Bank, as well as President and CEO of Mid-State Bancshares. Mr. Lokey will begin in his position on March 1, 2000 and will report directly to Mr. Pruett.

                  Please refer to the Press Release dated February 4, 2000, attached hereto and made a part hereof.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date:   February 7, 2000                     MID-STATE BANCSHARES

                                             By: /s/ James G. Stathos
                                                 ---------------------------
                                                 James G. Stathos
                                                 Executive Vice President
                                                 Chief Financial Officer

                                             By: /s/ Carrol R. Pruett
                                                 ---------------------------
                                                 Carrol R. Pruett
                                                 Chairman of the Board,
                                                 President and Chief Executive
                                                 Officer


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                                  EXHIBIT INDEX

     EXHIBIT NO.                   DESCRIPTION                       PAGE NO.
     -----------                   -----------                       --------
        20          Press Release announcing announced the              5
                    appointment of James W. Lokey as President
                    and Chief Executive Officer of Mid-State Bank.


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